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                                                                 EXHIBIT 10.38.1

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                                                                              1. CONTRACT ID CODE        PAGE OR PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                 J200c-223                1     2
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2. AMENDMENT/MODIFICATION NO.   3. EFFECTIVE DATE    4. REGISTRATION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
   MODIFICATION NO. 1              See Blk. 16C                  Brown
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6. ISSUED BY               CODE                      7. ADMINISTERED (If other than Item 6)    CODE
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Dept. of Justice/Bureau of Prisons
Attn:  CCC Contracting                                          Victoria L. Johnson
320 First Street, N.W.                                          Contracting Officer
Washington, D.C.  20534                                         (202) 307-3069
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8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)      (X)     9A.  AMENDMENT OF SOLICITATION NO.


  ESMOR, INCORPORATED                                                                   -------------------------------------------
  275 BROADHOLLOW ROAD, SUITE 433                                                       9B.  DATED (SEE ITEM 11)
  MELVILLE, NEW YORK  11747
  ATTN: MR. JAMES F. SLATTERY, PRESIDENT                                                -------------------------------------------
        (516)  694-7161                                                                 10A. MODIFICATION OF CONTRACTOR/ORDER
                                                                                             NO.
                                                                                                 J200c-223
                                                                                 X               BROOKLYN, NY
                                                                                        -------------------------------------------
- -------------------------------------------------------------------------------         10B. DATED (SEE ITEM 13)
CODE                               FACILITY CODE                                                 04/01/95
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                        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[  ]  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
[  ]  is extended.  [  ]  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning ___________copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)

        52-T-270-420-215-2506  FUNDS ARE OBLIGATED BY EACH DELIVERY ORDER
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                        13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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        A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
            ORDER NO. IN ITEM 10A.

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        B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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        C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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        D.  OTHER (Specify type of modification and authority)
X         FAR 43.103(a) BILATERAL AGREEMENT
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E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return ALL copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

CONTRACT NO. J200C-223 IS MODIFIED TO REFLECT THE FOLLOWING:

1.      DELETE IN ITEM 5, PARAGRAPH 2 ON STANDARD FORM 26 (AWARD/CONTRACT) AND THE PROVISION
        IN SECTION B.1(A), PARAGRAPH 2, THAT READS: "THE CONTRACTOR AGREES THAT THESE ESTIMATED
        REQUIREMENTS MAY BE EXCEEDED BY UP TO 25 PERCENT (25%) UNDER THE AUTHORITY OF THE CHANGES
        CLAUSE (CHANGES-FIXED PRICE, FAR 52.243-1)."

                                        (CONTINUED)
EXCEPT AS PROVIDED HEREIN, ALL TERMS AND CONDITIONS OF THE DOCUMENT REFERENCED IN ITEM 9A AND 10A, AS HERETOFORE CHANGED, REMAINS
UNCHANGED AND IN FULL FORCE AND EFFECT.
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15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

 /s/ James F. Slattery, President                                       VICTORIA L. JOHNSON
                                                                        CONTRACTING OFFICER
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CONTRACTOR/OFFEROR                      15C. DATE SIGNED        16B. UNITED STATES OF AMERICA           16C. DATE SIGNED

 /s/ J. F. Slattery                        6/9/95               BY  /s/ Victoria L. Johnson                   6/12/95
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 (Signature of person authorized to sign)                          (Signature of Contracting Officer)
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
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                             REFERENCE NO. OF DOCUMENT BEING       PAGE
                             CONTINUED

  CONTINUATION SHEET                J200c-223                            2 of 2
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NAME OF ______________ OR CONTRACTOR

Esmor, Incorporated, Brooklyn, New York
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- --MODIFICATION NO. 1. CONTINUED



2.      Revise Section I, FAR 52.216-19, Delivery-Order Limitations
        (APR 1984) to read:

                "...(b) (1) There is no excess order limitation for a single item applicable to this contract.

                        (2)  There is no excess order limitation for a
                combination of items applicable to this contract...."

























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